EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-KSB for the year ending November 30, 2007 of River Exploration, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Andrew Aird, Chairman, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Annual Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



/s/ ANDREW AIRD
____________________________________________________________
Andrew Aird
President, Secretary Treasurer, Principal Executive Officer,
Principal Financial Officer and Sole Director


Date: February 21, 2008